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                        [ROHM AND HAAS AND MORTON LOGO]

                              Analyst Presentation

                                February 1, 1999
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                        [ROHM AND HAAS AND MORTON LOGO]

FORWARD LOOKING STATEMENT


This presentation contains statements that are not historical facts and are forward-looking. Forward-looking statements include, among others, statements relating to anticipated product plans, profitability, cost savings, revenue growth and strategic plans and goals. Such statements involve risks and uncertainties that could cause the company's results to differ materially from what is projected, including without limitation risks and uncertainties relating to: higher raw material costs or other expenses, increased competitive pricing pressure or other increases in competition, fluctuations in demand for the company's products, currency fluctuations and the outcome of pending or future litigation and claims, including those relating to environmental laws and regulations. In addition, the company's forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions. Further information can be found in Rohm and Haas and Morton International filings with the Securities and Exchange Commission.


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                        [ROHM AND HAAS AND MORTON LOGO]

VISION OF THE COMBINATION

         - Creates leading global specialty chemical company

         - Provides multiple platforms for future growth

         - Provides attractive financial returns

         - Cultural compatibility


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                        [ROHM AND HAAS AND MORTON LOGO]

COMBINED COMPANY PROFILE

         - $6.5 billion in sales

         - $1.4 billion EBITDA

         - Strong position

         - Operates globally

         - 23,000 employees


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                        [ROHM AND HAAS AND MORTON LOGO]


STRATEGIC RATIONALE

         GROWTH DRIVERS

         - Creates a leading specialty adhesives company with $500 million of sales

         - Provides entry into high growth powder coatings with new technologies

         - Establishes a $1 billion global Electronic Materials company with high growth rates

         -  Complements Rohm and Haas' plastic additives and biocides products


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                        [ROHM AND HAAS AND MORTON LOGO]


TRANSACTION OVERVIEW

         -  Value:                           -  $4.9 billion including $268 million in net debt

         -  Price:                           -  $37.125 per share

         -  Form:                            -  Two-step transaction

                                                -  Cash tender for 67% of Morton shares

                                                -  Back-end stock-for-stock merger for 33%

         -  Collar:                          - Fixed value within +/- 10% band
                                             - Fixed exchange ratio above and below collar

         - Break-up Fees:                    - $140 million (about 3% of transaction value)


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                        [ROHM AND HAAS AND MORTON LOGO]


COLLAR MECHANISM

                         FIXED EXCHANGE    FLOATING EXCHANGE    FIXED EXCHANGE
                             RATIO               RATIO               RATIO
-------------------------------------------------------------------------------
ROHM AND HAAS PRICE        Less than        $27.90-$34.10          More than
                            $27.90                                  $34.10
-------------------------------------------------------------------------------
NUMBER OF R & H SHARES*     1.330645       1.088710-1.330645       1.088710
-------------------------------------------------------------------------------

*per Morton share in back-end merger

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                        [ROHM AND HAAS AND MORTON LOGO]


ROADMAP TO COMPLETION

         -  Tender filing

         -  Antitrust clearances
            - Hart-Scott-Rodino
            - European Union

         -  Close tender

         -  Proxy filed

         -  Back-end merger/Second quarter

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                        [ROHM AND HAAS AND MORTON LOGO]


CHANGING INDUSTRY

         -  Partner

         -  Cultural fit

         -  Complementary product line

         -  Leadership in specialty chemicals

         -  Faster growth and profits

         -  Geographic reach


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                        [ROHM AND HAAS AND MORTON LOGO]


ROHM AND HAAS IS RIGHT FOR MORTON

     -  Shareholders

         -  Attractive price

            -  15 X EBIT

            -  10 1/2 X EBITDA

            -  1.9 X Sales

            -  Premium 43 %

         -  Upside potential of combination through stock component

    - Customers

         -  Expanded geographic and technical platforms

         -  Enhanced research and development


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[Rohm and Haas Logo]                                              [Morton Logo]

The Business Combination (in Millions)

     Rohm and Haas (pie chart containing the following information:)

       - Electronic Materials(1)               $800
       - Chemical Specialties                  $840
       - Performance Polymers                $2,470

     Morton (pie chart containing the following information:)

       - Electronic Materials                  $220
       - Coatings(2)                           $500
       - Chemical Specialties                  $410
       - Adhesives and Polymers                $580
       - Salt                                  $790

     Combined (pie chart containing the following information:)

       - Salt                                  $790
       - Electronic Materials                $1,020
       - Chemical Specialties                $1,180
       - Performance Polymers                $3,620
           including:
               Adhesives                       $510
               Coatings                      $1,340
               Other                         $1,770

(1) includes Rodel revenue
(2) associated sales of traffic markings

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[Rohm and Haas Logo]                                              [Morton Logo]


Geographic Sales Breakdown

     Rohm and Haas (pie chart containing the following information:)

       - Latin America                                  7%
       - Asia-Pacific                                  14%
       - Europe                                        26%
       - North America                                 53%


     Morton (pie chart containing the following information:)

       - Latin America                                  1%
       - Asia-Pacific                                   1%
       - Europe                                        30%
       - North America                                 68%

     Combined (pie chart containing the following information:)

       - Latin America                                  5%
       - Asia-Pacific                                   9%
       - Europe                                        27%
       - North America                                 59%




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[Rohm and Haas Logo]                                              [Morton Logo]

Performance Polymers


                              Total $3,620 Million

(bar graph containing the following information:)

$MM                      Rohm and Haas                      Morton
                         -------------                      ------
Adhesives                     $120                           $390
Coatings                      $840                           $500
Speciality Polymers
 and Building Products        $650                           $180
Plastic Additives             $380                            $80
Formulation Chemicals         $140
Monomers                      $340


Platforms for Growth:
  - Synthesis and application technology
  - Enhanced product line for existing customers


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[Rohm and Haas Logo]                                              [Morton Logo]


Electronic Materials

                              Total $1,020 Million

(bar graph containing the following information:)

$MM                          Shipley       LeaRonal      Rodel       Morton

Printed Wiring Board          $170          $100                      $200
Semiconductor
  Fabrication                 $230                       $160
Semiconductor
  Packaging                                  $70
Advanced Electronic
  Materials                                  $70                       $20


Platforms for Growth:
  - Leverages technology leadership
  - Provides system solutions to customers

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[Rohm and Haas Logo]                                               [Morton Logo]

Sector Positioning in Electronic Materials

[chart containing the following information:]

Electronic Materials Segment Breakdown:
---------------------------------------

Semiconductor Fabrication          34%
   (without silicon)
--------------------------------------------------------------------------------
Semiconductor Packaging            29%
--------------------------------------------------------------------------------
Assembly                           12%
--------------------------------------------------------------------------------
PWB/inter-connect                  10%
(without laminate/
   copper foil)
--------------------------------------------------------------------------------
Liquid Crystal Display             12%
--------------------------------------------------------------------------------
Info store                          3%
--------------------------------------------------------------------------------

Sector Information by Segment:
------------------------------

Semiconductor Fabrication (without silicon):


Sector                             %                   Sector Participant
------                            ---                  ------------------
Photoresists & Developers          20%                      Shipley
--------------------------------------------------------------------------------
Photoresists & Ancilliaries       7.5%                      Shipley
--------------------------------------------------------------------------------
Solvents & Acids                 12.5%
--------------------------------------------------------------------------------
Planarization                       5%                      Rodel
--------------------------------------------------------------------------------
Thin Film Metals                    5%
--------------------------------------------------------------------------------
Gases                            27.5%
--------------------------------------------------------------------------------
Photomasks                         20%
--------------------------------------------------------------------------------
Other                             2.5%
--------------------------------------------------------------------------------


Semiconductor Packaging:


Sector                              %                   Sector Participant
------                             ---                  ------------------
Ceramic Packages                 27.5%
--------------------------------------------------------------------------------
Bonding Wire                      7.5%
--------------------------------------------------------------------------------

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
Plating Leadframes                7.5%                      LeaRonal
--------------------------------------------------------------------------------
Leadframes                         35%
--------------------------------------------------------------------------------
Encapsulants                       15%
--------------------------------------------------------------------------------
Other                             7.5%
--------------------------------------------------------------------------------

Assembly

Sector                             %                   Sector Participant
------                            ---                  ------------------
Solder Paste                       20%
--------------------------------------------------------------------------------
Bar Solder                       37.5%
--------------------------------------------------------------------------------
Fluxes                             10%                    Pratte
--------------------------------------------------------------------------------
Assembly Cleaners                  20%
--------------------------------------------------------------------------------
Thick Film Paste                   10%
--------------------------------------------------------------------------------
Other                             2.5%
--------------------------------------------------------------------------------

FWB/inter-connect (without lamintate/copper foil)

Sector                             %                   Sector Participant
------                            ---                  ------------------
Electroless                        15%                      Shipley
--------------------------------------------------------------------------------
Electrolytic                        5%                      LeaRonal
--------------------------------------------------------------------------------
Solder Masks                       25%                       Morton
--------------------------------------------------------------------------------
Photoresists & Ancilliaries        30%                       Morton
--------------------------------------------------------------------------------
Strip & Etch                     17.5%                       Morton
--------------------------------------------------------------------------------
Other                             7.5%                       Morton
--------------------------------------------------------------------------------

Liquid Crystal Display

Sector                             %                   Sector Participant
------                            ---                  ------------------
Photoresists                        5%                      Shipley
--------------------------------------------------------------------------------
Color Filters                    32.5%
--------------------------------------------------------------------------------
Polarizing Film                  17.5%
--------------------------------------------------------------------------------
Polish                            2.5%                       Rodel
--------------------------------------------------------------------------------
Substrate                         2.5%
--------------------------------------------------------------------------------
Liquid Crystal                     15%
--------------------------------------------------------------------------------
Metals                            7.5%
--------------------------------------------------------------------------------

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
Other                              7.5%
--------------------------------------------------------------------------------

Info Store

Sector                             %                   Sector Participant
------                            ---                  ------------------
Polish                             7.5%                      Rodel
--------------------------------------------------------------------------------
Substrate                         72.5%
--------------------------------------------------------------------------------
Metals                              20%
--------------------------------------------------------------------------------


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[Rohm and Haas Logo]                                               [Morton Logo]

Chemical Specialties

                              Total $1,180 Million


[bar graph containing the following information:]

                                 Rohm and Haas                        Morton
                                 -------------                        ------
$MM

Agricultural
 Chemicals                          $500                                $20
--------------------------------------------------------------------------------
Ion Exchange
 Resins                             $210
--------------------------------------------------------------------------------
Biocides                            $130                                $30
--------------------------------------------------------------------------------
Thermoplastic
Polyurethanes                                                           $90
--------------------------------------------------------------------------------
Performance
 Chemicals                                                             $140
--------------------------------------------------------------------------------
Dyes                                                                    $60
--------------------------------------------------------------------------------

Attraction:

  -Attractive margin and cash flow

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[Rohm and Haas Logo]                                               [Morton Logo]

Salt

                               Total $790 Million


[bar graph containing the following information:]

                                 Rohm and Haas                        Morton
                                 -------------                        ------
$MM

Industrial/Food
 Processing                         $230
-------------------------------------------------------------------------------
Water Conditioning                  $210
-------------------------------------------------------------------------------
Highway/Ice Control                 $170
-------------------------------------------------------------------------------
Grocery                             $130
-------------------------------------------------------------------------------
Agriculture                          $50
-------------------------------------------------------------------------------

Attraction:

  -High returns

  -Superior earnings

  -Excellent cash flow

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                        [ROHM AND HAAS AND MORTON LOGO]


KEY DRIVERS FOR REVENUE GROWTH

         -  Broader technology platform

            -  Polyurethane adhesives and resins

            -  Powder coatings for wood (Lamineer (R))

            -  Leveraged technology leadership in electronics

         -  Enhanced customer focus

            -  Application and formulation technology

            -  Customer systems solutions

         -  Geographic expansion


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                        [ROHM AND HAAS AND MORTON LOGO]


VALUE-ENHANCING COMBINATION

         -  Multiple platforms for growth

         -  Positive economic value

         -  Cash flow accretive immediately

         -  Becomes earnings accretive after 12 months

         -  Strong capital structure

            -  60% debt to total capital

            -  Solid cash flow coverage of fixed charges

            -  Expect to maintain `A' rating

         -  Increases public float by more than 50%


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                        [ROHM AND HAAS AND MORTON LOGO]


COST SAVINGS OPPORTUNITIES

         -  Rohm and Haas historic strength at controlling costs

            -  $140 million since 1995

            -  Additional $50 million - $60 million by year 2000


         -  $200 million of new cost savings within 12 months

            -  Overall SG & A

            -  Raw materials

            -  Operational efficiencies

            -  Freight costs


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                        [ROHM AND HAAS AND MORTON LOGO]


MANAGEMENT AND BOARD

         -  J. Lawrence Wilson, Chairman and CEO

         -  S. Jay Stewart, Vice Chairman

         -  Rajiv L. Gupta, Vice Chairman*

Board

         -  Morton will receive 3 seats, including S. Jay Stewart

* will succeed J. Lawrence Wilson as Chairman and CEO upon his retirement by the end of 1999


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                        [ROHM AND HAAS AND MORTON LOGO]



A WINNING COMBINATION

         - Creates a leading global specialty chemical company

         - Targeted to profitable high-growth product areas

         - Strong position

         - Extends geographic reach

         - Cultural compatibility


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                        [ROHM AND HAAS AND MORTON LOGO]